EXECUTION VERSION

WAIVER UNDER AND
AMENDMENT NO. 7 TO CREDIT AGREEMENT
AMENDMENT NO. 7 TO CREDIT AGREEMENT (this “Amendment”), dated as of February 28, 2018, is entered into among BIO-REFERENCE LABORATORIES, INC., a New Jersey corporation (“Company”), the Subsidiary Borrowers party hereto (“Subsidiary Borrowers,” and together with Company, each a “Borrower” and, collectively, the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as the administrative agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H :
WHEREAS, the Borrowers, the other Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent have executed and delivered that certain Credit Agreement dated as of November 5, 2015, as amended by Amendment No. 1 to Credit Agreement dated as of February 29, 2016, as amended by Amendment No. 2 to Credit Agreement dated as of September 26, 2016, as amended by Amendment No. 3 to Credit Agreement dated as of March 17, 2017, as amended by Amendment No. 4 to Credit Agreement dated as of August 7, 2017, as amended by Amendment No. 5 to Credit Agreement dated as of November 8, 2017, and as amended by Amendment No. 6 to Credit Agreement dated as of December 22, 2017 (as further amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrowers failed to comply with Section 6.12 of the Credit Agreement by violating the Fixed Charge Coverage Ratio covenant for the fiscal quarter ending on or about December 31, 2017, and such non-compliance constituted an Event of Default under paragraph (d) of Article VII of the Credit Agreement (the “FCCR Default”; the FCCR Default, together with any Default or Event of Default which exists or may exist under the Loan Documents to the extent any such Default or Event of Default occurred solely because of the existence of the FCCR Default, collectively, the “Specified Events of Default”); and

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent make certain amendments to the Credit Agreement and waive the Specified Events of Default, and the Lenders party hereto, constituting all Lenders under the Credit Agreement, have agreed to such amendments and such waiver, subject to the terms and conditions hereof.
NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the Borrowers, the other Loan Parties, the Lenders and the Administrative Agent hereby covenant and agree as follows:
SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. As of the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by

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means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement, as amended hereby.
SECTION 2.     Waiver. The Lenders have agreed to and hereby do, subject to the terms hereof and subject to the satisfaction of the conditions precedent established herein, waive each of the Specified Events of Default.
SECTION 3.     Amendments to Credit Agreement. Effective as of the Amendment No. 7 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)     Amendments to Section 1.01 of the Credit Agreement.
(i)     Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
“Amendment No. 7 Effective Date” means February 28, 2018.
“FCCR Availability” means, at any time, an amount equal to the sum of (a) the lesser of (i) the Aggregate Revolving Commitment and (ii) the Borrowing Base plus (b) Qualified Cash in an amount approved by the Administrative Agent in its sole discretion not to exceed $11,250,000 minus (c) the Aggregate Revolving Exposure (calculated, with respect to any Defaulting Lender, as if such Defaulting Lender had funded its Applicable Percentage of all outstanding Borrowings), all as determined by the Administrative Agent in its Permitted Discretion in accordance with this Agreement.
(ii)     Each of the following definitions in Section 1.01 of the Credit Agreement is amended so that it reads, in its entirety, as follows:
“Dominion Period” means (a) any period during which any Event of Default has occurred and is continuing or (b) any period (i) commencing at any time when FCCR Availability shall be less than the greater of (A) $22,500,000 and (B) 12.5% of the Aggregate Revolving Commitment, in each case under this clause (b), for a period of at least five (5) consecutive Business Days, and (ii) ending when FCCR Availability shall have been greater than the greater of (A) $22,500,000 and (B) 12.5% of the Aggregate Revolving Commitment for a period of thirty (30) consecutive days.
“Increased Reporting Period” means any period (a) commencing either (i) on the date on which the Administrative Agent sends notice to the Borrower (which notice may be provided via e-mail in accordance with Section 9.01) that Modified Availability has been less than the greater of (A) $26,250,000 and (B) 15% of the Aggregate Revolving Commitment, in each case for a period of five (5) consecutive Business Days, or (ii) upon the occurrence and continuance of an Event of Default, and (b) ending on the date on which Modified Availability has been equal to or greater than the greater of (i) $26,250,000 and (ii) 15% of the Aggregate Revolving Commitment for a period of ten (10) consecutive days, so long as no Event of Default is in existence.
“LTM EBITDA” means (a) for the four fiscal quarter period ending December 31, 2017, and any prior period, EBITDA for such period as set forth in the certificate of the Borrower Representative delivered pursuant to Section 5.01(d) for such period, (b) for the

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fiscal quarter ending March 31, 2018, EBITDA for such fiscal quarter multiplied by four, (c) for the fiscal quarter ending June 30, 2018, EBITDA for the most recently completed two consecutive fiscal quarters multiplied by two, (d) for the fiscal quarter ending September 30, 2018, EBITDA for the most recently completed three consecutive fiscal quarters multiplied by four-thirds, and (e) for the fiscal quarter ending December 31, 2018, and for each fiscal quarter thereafter, EBITDA for the most recently completed four consecutive fiscal quarters.
“LTM Fixed Charges” means (a) for the four fiscal quarter period ending December 31, 2017, and any prior period, Fixed Charges for such period as set forth in the certificate of the Borrower Representative delivered pursuant to Section 5.01(d) for such period, (b) for the fiscal quarter ending March 31, 2018, Fixed Charges for such fiscal quarter multiplied by four, (c) for the fiscal quarter ending June 30, 2018, Fixed Charges for the most recently completed two consecutive fiscal quarters multiplied by two, (d) for the fiscal quarter ending September 30, 2018, Fixed Charges for the most recently completed three consecutive fiscal quarters multiplied by four-thirds, and (e) for the Fiscal Quarter ending December 31, 2018, and for each fiscal quarter thereafter, Fixed Charges for the most recently completed four consecutive fiscal quarters; provided that, for the purposes of (b) through (d) above, dividends and distributions included in the definition of Fixed Charges shall not be annualized but shall be included in the amount actually paid in cash during the period from the Effective Date to the last day of the relevant fiscal quarter.
“LTM Unfinanced Capital Expenditures” means (a) for the four fiscal quarter period ending December 31, 2017, and any prior period, Unfinanced Capital Expenditures for such period as set forth in the certificate of the Borrower Representative delivered pursuant to Section 5.01(d) for such period, (b) for the fiscal quarter ending March 31, 2018, Unfinanced Capital Expenditures for such fiscal quarter multiplied by four, (c) for the fiscal quarter ending June 30, 2018, Unfinanced Capital Expenditures for the most recently completed two consecutive fiscal quarters multiplied by two, (d) for the fiscal quarter ending September 30, 2018, Unfinanced Capital Expenditures for the most recently completed three consecutive fiscal quarters multiplied by four-thirds, and (e) for the Fiscal Quarter ending December 31, 2018, and for each fiscal quarter thereafter, Unfinanced Capital Expenditures for the most recently completed four consecutive fiscal quarters.
“Modified Availability” means, at any time, an amount equal to the sum of (a) the lesser of (i) the Aggregate Revolving Commitment and (ii) the Borrowing Base plus (b) Qualified Cash in an amount not to exceed $13,125,000 minus (c) the Aggregate Revolving Exposure (calculated, with respect to any Defaulting Lender, as if such Defaulting Lender had funded its Applicable Percentage of all outstanding Borrowings), all as determined by the Administrative Agent in its Permitted Discretion in accordance with this Agreement.
“Qualified Cash” means cash of any Loan Party on deposit in a Deposit Account (as defined in the Security Agreement) subject to a Deposit Account Control Agreement (as defined in the Security Agreement).
(b)     Amendment to Section 6.12 of the Credit Agreement. Section 6.12 of the Credit Agreement is amended so that it reads, in its entirety, as follows:

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Section 6.12    Fixed Charge Coverage Ratio. The Borrowers will not permit the Fixed Charge Coverage Ratio as of the last day of any fiscal quarter, commencing with the fiscal quarter ending immediately preceding the date on which the Borrowers’ FCCR Availability is less than the greater of (a) $22,500,000 and (b) 12.5% of the Aggregate Revolving Commitment, to be less than  1.0 to 1.0.   Once such covenant is in effect, compliance with the covenant will be discontinued, so long as no Event of Default shall have occurred and be continuing: (i) on the day immediately succeeding the last day of the fiscal quarter which includes the 30th consecutive day on which the Borrowers’ FCCR Availability remains in excess of the greater of (a) $22,500,000 and (b) 12.5% of the Aggregate Revolving Commitment, and (ii) no more than three (3) times in any period of twelve (12) consecutive months.
SECTION 4.     Conditions Precedent. This Amendment shall become effective on the date (such date, the “Amendment No. 7 Effective Date”) the following conditions precedent shall have been satisfied:
(a)     receipt by the Administrative Agent of signatures to this Amendment from the parties listed on the signature pages hereto; and
(b)     the Administrative Agent shall have received from the Borrowers (or the Administrative Agent shall be satisfied with arrangements made for the payment thereof) all other costs, fees, and expenses owed by the Borrowers to the Administrative Agent in connection with this Amendment, including, without limitation, reasonable attorneys’ fees and expenses, in accordance with Section 9.03 of the Credit Agreement.
SECTION 5.     Miscellaneous.
(a)     Representations and Warranties. To induce the Administrative Agent and Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that all representations and warranties of the Borrowers contained in Article III of the Credit Agreement or any other Loan Document are true and correct in all material respects with the same effect as though made on and as of the Amendment No. 7 Effective Date (except with respect to representations and warranties made as of an expressed date, which representations and warranties are true and correct in all material respects as of such date).
(b)     No Offset. To induce the Administrative Agent and Lenders to enter into this Amendment, the Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists no right of offset, defense, counterclaim, claim, or objection in favor of the Borrowers or arising out of or with respect to any of the loans or other obligations of the Borrowers owed by the Borrowers under the Credit Agreement or any other Loan Document.
(c)     Loan Document. The parties hereto hereby acknowledge and agree that this Amendment is a Loan Document.
(d)     Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall

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constitute the legal, valid, binding, and enforceable obligations of the Borrowers, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(e)     No Novation or Mutual Departure. The Borrowers expressly acknowledge and agree that (i) this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments set forth in Section 3 above and the limited waiver set forth in Section 2 above, and (ii) nothing in this Amendment shall affect or limit the Administrative Agent’s or any Lender’s right to (x) demand payment of the Obligations under, or demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents (in each case, as amended hereby and subject to the limited waiver set forth in Section 2 above), as applicable, (y) exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents (in each case, as amended hereby and subject to the limited waiver set forth in Section 2 above) or at law or in equity, or (z) do any and all of the foregoing, immediately at any time during the occurrence of an Event of Default and in each case, in accordance with the terms and provisions of the Credit Agreement and the other Loan Documents (in each case, as amended hereby and subject to the limited waiver set forth in Section 2 above).
(f)     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Amendment.
(g)     Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Amendment via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Amendment.
(h)     Recitals Incorporated Herein. The preamble and the recitals to this Amendment are hereby incorporated herein by this reference.
(i)     Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

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(j)     Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks.
(k)     Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
(l)     Reaffirmation of Loan Parties. Each Loan Party (i) consents to the execution and delivery of this Amendment, (ii) reaffirms all of its obligations and covenants under the Loan Documents (including, without limitation, the Collateral Documents and the Loan Guaranty) to which it is a party, and (iii) agrees that, except to the extent amended hereby, none of its respective obligations and covenants under the Loan Documents shall be reduced or limited by the execution and delivery of this Amendment.
[SIGNATURES ON FOLLOWING PAGES.]

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IN WITNESS WHEREOF, the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.
BORROWERS:
BIO-REFERENCE LABORATORIES, INC.
GENEDX, INC.
FLORIDA CLINICAL LABORATORY, INC.
MERIDIAN CLINICAL LABORATORY CORP.

By: /s/ Adam Logal
Name:
Title:

OTHER LOAN PARTIES:
CAREEVOLVE.COM, INC.
BRLI-GENPATH DIAGNOSTICS, INC.
GENEDX MENA LLC

By: /s/ Adam Logal
Name:
Title:

Approved for Signature
OPKO Legal Dept.
By: /s/ Yesica Saint Malo
Date: February 28, 2018

[BRLI – Amendment No. 7 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
Individually as a Lender and as Administrative Agent, Issuing Bank and Swingline Lender
By: /s/Eric A. Anderson
Name:    Eric A. Anderson
Title:    Authorized Officer

[BRLI – Amendment No. 7 to Credit Agreement]